UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2007
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
[a]aa[a]
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 2, 2007, First Charter Corporation announced its financial results for the three and nine month periods ended September 30, 2007. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01 Other Events.
     For purposes of Rule 425 of the Securities Act of 1933, as amended, the information in the press release included herewith as Exhibit 99.1 relating solely to the strategic merger between First Charter and Fifth Third is being filed under this Item 8.01.
Additional Information
     First Charter Corporation (“First Charter”), Fifth Third Bancorp (“Fifth Third”) and Fifth Third Financial Corporation (“Fifth Third Financial”) have entered into an Amended and Restated Agreement and Plan of Merger, pursuant to which First Charter will merge with and into Fifth Third Financial (the “Merger”). The proposed Merger will be submitted to First Charter’s shareholders for consideration. Fifth Third will file a Form S-4 Registration Statement, First Charter will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”). First Charter will mail the Proxy Statement/Prospectus to its shareholders. These documents, and any applicable amendments or supplements, will contain important information about the Merger, and Fifth Third and First Charter urge you to read these documents when they become available.
     You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free of charge from Fifth Third’s website (www.53.com) under the heading “About Fifth Third” and then under the heading “Media and Investors-Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from First Charter’s website (www.First Charter.com) under the section “About First Charter” and then under the heading “Investor Relations” and then under the item “Financial Reports / SEC Filings.”
Participants in The Merger
     Fifth Third and First Charter and their respective directors and executive officers may be deemed participants in the solicitation of proxies from First Charter’s shareholders in connection with the Merger. Information about the directors and executive officers of Fifth Third and First Charter and information about other persons who may be deemed participants in the Merger will be included in the Proxy Statement/Prospectus. You can find information about Fifth Third’s executive officers and directors in its definitive proxy statement filed with the SEC on March 9, 2007. You can find information about First Charter’s executive officers and directors in its definitive proxy statement filed with the SEC on April 25, 2007. You can obtain free copies of these documents from the websites of Fifth Third, First Charter or the SEC.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	News Release disseminated on November 2, 2007 by First Charter Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION
By:	/s/ stephen j. antal
Stephen J. Antal
Executive Vice President, General Counsel, and Secretary

Dated: November 2, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on November 2, 2007 by First Charter Corporation

4